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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 14, 2005


                        SUPERCONDUCTIVE COMPONENTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



     Ohio                             0-31641                       31-0121318
----------------               ---------------------                ----------
(STATE OR OTHER                (COMMISSION FILE NO.)              (IRS EMPLOYER
JURISDICTION OF                                                  IDENTIFICATION
INCORPORATION OR                                                     NUMBER)
 ORGANIZATION)


                               2839 Charter Street
                              Columbus, Ohio 43228
                                 (614) 486-0261
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




Check the appropriate box below if the Form 8-K fyling is intended to simultaneously satisfy the fyling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On April 14, 2005, Superconductive Components, Inc. (the "Company") entered into a Convertible Promissory Note (the "Convertible Note"), dated as of April 14, 2005, by and between the Company, as Borrower, and Robert H. Peitz, as Lender. Mr. Peitz currently serves as a director on the Company's Board of Directors.

     Among other things, the Convertible Note provides for the following:

          o The Company will receive a loan in the amount of two hundred thousand dollars ($200,000).

          o Interest on the outstanding balance will be 10% per annum, compounded monthly.

          o The Convertible Note contains customary default provisions. The Convertible Note will be secured by substantially all of the Company's assets and subject to a standard security agreement.

          o The accrued interest and outstanding principal owed on the Convertible Note is payable on June 30, 2006, but the Company may repay it early on 15 days notice to Mr. Peitz.

          o At anytime before repayment, the outstanding principal and accrued interest owed will automatically covert to equity on the same price and terms as any equity financing received by the Company after the date of the loan agreement, provided that the Company receives at least five hundred thousand dollars ($500,000) from the equity financing. If the Company completes an equity financing, but receives less than $500,000, Mr. Peitz will have the option to otherwise convert the outstanding principal and accrued interest owed under the same terms as the equity financing.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     The disclosure contained in "Item 1.01 Entry into a Material Definitive Agreement" of this Current Report on Form 8-K is incorporated in this Item 2.03 by reference.

ITEM 9.01 EXHIBITS.

         (C) EXHIBITS.

             Exhibit No.                        Description

                10.1 Convertible Note dated as of April 14, 2005, by and between the Company and Mr. Peitz.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SUPERCONDUCTIVE COMPONENTS, INC.


Date:   April 20, 2005                By:      /s/ Daniel Rooney
                                          ----------------------------
                                          Daniel Rooney
                                          President and Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit No.                              Description

   10.1     *        Convertible Note dated as of April 14, 2005, by and between the Company and Mr. Peitz.

-------------------
* Filed with this report.



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